Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2021	2020	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$14,010	$11,456	$2,554	22.3%
International Package	4,607	3,383	1,224	36.2%
Supply Chain & Freight	4,291	3,196	1,095	34.3%
Total revenue	22,908	18,035	4,873	27.0%

Operating expenses:
U.S. Domestic Package	12,651	11,092	1,559	14.1%
International Package	3,522	2,832	690	24.4%
Supply Chain & Freight	3,970	3,039	931	30.6%
Total operating expenses	20,143	16,963	3,180	18.7%

Operating profit:
U.S. Domestic Package	1,359	364	995	273.4%
International Package	1,085	551	534	96.9%
Supply Chain & Freight	321	157	164	104.5%
Total operating profit	2,765	1,072	1,693	157.9%

Other income (expense):
Other pension income (expense)	3,603	327	3,276	N/M
Investment income and other	13	18	(5)	(27.8)%
Interest expense	(177)	(167)	(10)	6.0%
Total other income (expense)	3,439	178	3,261	N/M

Income before income taxes	6,204	1,250	4,954	396.3%

Income tax expense (benefit)	1,412	285	1,127	395.4%

Net income	$4,792	$965	$3,827	396.6%

Net income as a percentage of revenue	20.9%	5.4%

Per share amounts:
Basic earnings per share	$5.50	$1.12	$4.38	391.1%
Diluted earnings per share	$5.47	$1.11	$4.36	392.8%

Weighted-average shares outstanding:
Basic	872	864	8	0.9%
Diluted	876	869	7	0.8%

As adjusted income data (1):
Operating profit:
U.S. Domestic Package	$1,463	$401	$1,062	264.8%
International Package	1,091	558	533	95.5%
Supply Chain & Freight	395	158	237	150.0%
Total operating profit	2,949	1,117	1,832	164.0%

Total other income (expense)	$149	$178	$(29)	(16.3)%
Income before income taxes	$3,098	$1,295	$1,803	139.2%
Net income	$2,430	$1,000	$1,430	143.0%

Basic earnings per share	$2.79	$1.16	$1.63	140.5%
Diluted earnings per share	$2.77	$1.15	$1.62	140.9%
(1) See Non-GAAP schedules for reconciliation of adjustments.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2021	2020	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,331	$2,055	$276	13.4%
Deferred	1,260	1,197	63	5.3%
Ground	10,419	8,204	2,215	27.0%
Total U.S. Domestic Package	14,010	11,456	2,554	22.3%
International Package:
Domestic	928	688	240	34.9%
Export	3,493	2,561	932	36.4%
Cargo and Other	186	134	52	38.8%
Total International Package	4,607	3,383	1,224	36.2%
Supply Chain & Freight:
Forwarding	2,072	1,373	699	50.9%
Logistics	1,104	845	259	30.7%
Freight	767	766	1	0.1%
Other	348	212	136	64.2%
Total Supply Chain & Freight	4,291	3,196	1,095	34.3%
Consolidated	$22,908	$18,035	$4,873	27.0%

Consolidated volume (in millions)	1,521	1,352	169	12.5%

Operating weekdays	63	64	(1)	(1.6)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	2,012	1,883	129	6.9%
Deferred	1,513	1,492	21	1.4%
Ground	16,827	14,669	2,158	14.7%
Total U.S. Domestic Package	20,352	18,044	2,308	12.8%
International Package:
Domestic	2,010	1,668	342	20.5%
Export	1,783	1,413	370	26.2%
Total International Package	3,793	3,081	712	23.1%
Consolidated	24,145	21,125	3,020	14.3%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$18.39	$17.05	$1.34	7.9%
Deferred	13.22	12.54	0.68	5.4%
Ground	9.83	8.74	1.09	12.5%
Total U.S. Domestic Package	10.93	9.92	1.01	10.2%
International Package:
Domestic	7.33	6.44	0.89	13.8%
Export	31.10	28.32	2.78	9.8%
Total International Package	18.50	16.48	2.02	12.3%
Consolidated	$12.12	$10.88	$1.24	11.4%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Operating Expenses - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2021	2020	Change	% Change
(in millions)
Compensation and benefits	$11,483	$10,086	$1,397	13.9%
Repairs and maintenance	619	563	56	9.9%
Depreciation and amortization	722	648	74	11.4%
Purchased transportation	4,243	2,931	1,312	44.8%
Fuel	807	761	46	6.0%
Other occupancy	466	383	83	21.7%
Other expenses	1,803	1,591	212	13.3%
Total other operating expenses	$20,143	$16,963	$3,180	18.7%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets
March 31, 2021 (unaudited) and December 31, 2020

	March 31, 2021	December 31, 2020
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$7,731	$5,910
Marketable securities	351	406
Accounts receivables	10,258	10,888
Less: Allowance for credit losses	(131)	(138)
Accounts receivable, net	10,127	10,750
Assets held for sale	1,135	1,197
Other current assets	1,641	1,953
Total Current Assets	20,985	20,216
Property, Plant and Equipment, Net	32,455	32,254
Operating Lease Right-Of-Use Assets	3,044	3,073
Goodwill	3,346	3,367
Intangible Assets, Net	2,268	2,274
Investments and Restricted Cash	25	25
Deferred Income Tax Assets	243	527
Other Non-Current Assets	946	672
Total Assets	$63,312	$62,408

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$1,811	$2,623
Current maturities of operating leases	548	560
Accounts payable	6,305	6,455
Accrued wage and withholdings	3,701	3,569
Self-insurance reserves	1,103	1,085
Accrued group welfare and retirement plan contributions	934	927
Liabilities to be disposed of	296	347
Other current liabilities	1,608	1,450
Total Current Liabilities	16,306	17,016
Long-Term Debt and Finance Leases	21,916	22,031
Non-Current Operating Leases	2,524	2,540
Pension and Postretirement Benefit Obligations	9,594	15,817
Deferred Income Tax Liabilities	1,997	488
Other Non-Current Liabilities	3,816	3,847

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	1,049	865
Retained earnings	10,748	6,896
Accumulated other comprehensive loss	(4,659)	(7,113)
Deferred compensation obligations	15	20
Less: Treasury stock	(15)	(20)
Total Equity for Controlling Interest	7,147	657
Noncontrolling interests	12	12
Total Shareowners' Equity	7,159	669
Total Liabilities and Sharewoners' Equity	$63,312	$62,408

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Three Months Ended
	March 31,
	2021	2020
Cash Flows From Operating Activities:
Net income	$4,792	$965
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	722	648
Pension and postretirement benefit expense	(3,024)	160
Pension and postretirement benefit contributions	(215)	(222)
Self-insurance reserves	4	124
Deferred tax (benefit) expense	942	86
Stock compensation expense	315	231
Other (gains) losses	57	33
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	435	1,223
Other assets	363	209
Accounts payable	(261)	(1,101)
Accrued wages and withholdings	199	83
Other liabilities	180	102
Other operating activities	22	9
Net cash from operating activities	4,531	2,550

Cash Flows From Investing Activities:
Capital expenditures	(834)	(933)
Proceeds from disposals of property, plant and equipment	10	1
Purchases of marketable securities	(78)	(80)
Sales and maturities of marketable securities	134	80
Net change in finance receivables	11	3
Cash paid for business acquisitions, net of cash and cash equivalents acquired	(3)	—
Other investing activities	(6)	(5)
Net cash used in investing activities	(766)	(934)

Cash Flows From Financing Activities:
Net change in short-term debt	697	(91)
Proceeds from long-term borrowings	—	4,253
Repayments of long-term borrowings	(1,528)	(687)
Purchases of common stock	—	(220)
Issuances of common stock	78	70
Dividends	(858)	(840)
Other financing activities	(334)	(318)
Net cash (used in) / from financing activities	(1,945)	2,167

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	1	(65)

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	1,821	3,718

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	5,910	5,238
End of period	$7,731	$8,956

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(unaudited)

(amounts in millions):	Three Months Ended
	March 31,
	2021	2020
Cash flows from operating activities	$4,531	$2,550
Capital expenditures	(834)	(933)
Proceeds from disposals of PP&E	10	1
Net change in finance receivables	11	3
Other investing activities	(6)	(5)
Free Cash Flow (Non-GAAP measure)	$3,712	$1,616

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency - First Quarter

Currency Neutral Revenue Per Piece, Revenue and Operating Profit
(unaudited)

	Three Months Ended				Currency
	March 31				Neutral
	2021	2020	% Change	Currency	2021 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.33	$6.44	13.8%	$(0.46)	$6.87	6.7%
Export	31.10	28.32	9.8%	(1.04)	30.06	6.1%
Total International Package	$18.50	$16.48	12.3%	$(0.73)	$17.77	7.8%

Consolidated	$12.12	$10.88	11.4%	$(0.12)	$12.00	10.3%

	Three Months Ended				Currency
	March 31				Neutral
	2021	2020	% Change	Currency	2021(1)	% Change
Revenue (in millions):
U.S. Domestic Package	$14,010	$11,456	22.3%	$—	$14,010	22.3%
International Package	4,607	3,383	36.2%	(176)	4,431	31.0%
Supply Chain & Freight	4,291	3,196	34.3%	(45)	4,246	32.9%
Total revenue	$22,908	$18,035	27.0%	$(221)	$22,687	25.8%

	Three Months Ended				Currency
	March 31				Neutral
	2021	2020	% Change	Currency	2021(1)	% Change
As-Adjusted Operating Profit (in millions)(2):
U.S. Domestic Package	$1,463	$401	264.8%	$—	$1,463	264.8%
International Package	1,091	558	95.5%	(39)	1,052	88.5%
Supply Chain & Freight	395	158	150.0%	2	397	151.3%
Total operating profit	$2,949	$1,117	164.0%	$(37)	$2,912	160.7%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences
(2) Amounts adjusted for transformation & other

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(in millions, except per share amounts):

Three Months Ended March 31,
	2021				2020
	As-Reported (GAAP)	Pension MTM Adj(1).	Transformation & Other Adj.(2)	As-Adjusted (Non-GAAP)	As-Reported (GAAP)	Transformation & Other Adj.(3)	As-Adjusted (Non-GAAP)

U.S. Domestic Package	$1,359	$—	$104	1,463	$364	$37	$401
International Package	1,085	—	6	1,091	551	7	558
Supply Chain & Freight	321	—	74	395	157	1	158
Operating profit	2,765	—	184	2,949	1,072	45	1,117
Other Income and (Expense):
Other pension income (expense)	3,603	(3,290)	—	313	327	—	327
Investment income and other	13	—	—	13	18	—	18
Interest expense	(177)	—	—	(177)	(167)	—	(167)
Total Other Income (Expense)	$3,439	$(3,290)	$—	$149	$178	$—	$178
Income before income taxes	6,204	(3,290)	184	3,098	1,250	45	1,295
Income tax expense	1,412	(788)	44	668	285	10	295
Net income	$4,792	$(2,502)	$140	$2,430	$965	$35	$1,000

Basic Earnings Per Share	$5.50	$(2.87)	$0.16	$2.79	$1.12	$0.04	$1.16

Diluted Earnings Per Share	$5.47	$(2.86)	$0.16	$2.77	$1.11	$0.04	$1.15

Weighted-average shares outstanding:
Basic	872				864
Diluted	876				869

(1) Represents a mark-to-market gain recognized outside of a 10% corridor for the UPS IBT Pension Plan
(2) Transformation & Other Adj. of $184 million reflects a valuation allowance of $66 million related to the planned divestiture of UPS Freight, other employee benefits costs of $76 million and other costs of $42 million.
(3) Transformation & Other Adj. of $45 million reflect other employee benefits costs of $12 million and other costs of $33 million.

United Parcel Service, Inc.
Aircraft Fleet - as of March 31, 2021
(unaudited)

Description	Owned and Finance Leases	Operating Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	70	—	2	—
Boeing 767-300BCF	4	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11	42	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	21	—	7	—
Other	—	290	—	—
Total	281	290	9	—